UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22758

Registrant Name:	PIMCO Dynamic Credit Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	December 31

Date of Reporting Period:	March 31, 2015

Item 1. Schedule of Investments

Consolidated Schedule of Investments

PIMCO Dynamic Credit Income Fund

March 31, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 158.7%
BANK LOAN OBLIGATIONS 12.9%
Albertson’s Holdings LLC
5.375% due 03/21/2019		$12,469	$12,560
AMPAM Corp.
8.375% due 10/31/2018 †		22,050	21,734
Clear Channel Communications, Inc.
6.928% due 01/30/2019		24,775	23,623
Covis Pharma Holdings SARL
6.000% due 04/24/2019		4,140	4,138
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		122,962	123,628
Essar Steel Algoma, Inc.
7.500% - 8.750% due 08/09/2019		3,541	3,402
First Data Corp.
3.674% due 03/24/2017		9,500	9,507
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		17,628	15,985
Freescale Semiconductor, Inc.
4.250% due 03/01/2020		9,714	9,747
Getty Images, Inc.
4.750% due 10/18/2019		10,727	9,073
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		25,550	25,483
Maxim Crane Works LP
10.250% due 11/26/2018		10,000	9,850
New Albertson’s, Inc.
4.750% due 06/27/2021		6,139	6,162
NGPL PipeCo LLC
6.750% due 09/15/2017		8,553	8,198
OGX
TBD% - 10.000% due 04/10/2015		2,107	1,633
Sabine Oil & Gas LLC
8.750% due 12/31/2018		9,900	4,802
Sequa Corp.
5.250% due 06/19/2017		12,330	11,533
Sun Products Corp.
5.500% due 03/23/2020		22,015	21,293
Towergate Finance PLC
0.500% - 5.183% due 11/15/2017 ^	GBP	17,500	24,402
Univision Communications, Inc.
4.000% due 03/01/2020		$29,223	29,209
Valeant Pharmaceuticals International, Inc.
3.500% due 08/05/2020		27,210	27,235

Total Bank Loan Obligations (Cost $414,588)			403,197

CORPORATE BONDS & NOTES 55.2%
BANKING & FINANCE 21.5%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		20,300	15,326
American Express Co.
4.900% due 03/15/2020 (f)		3,200	3,254
American International Group, Inc.
8.175% due 05/15/2068 (i)		6,845	9,741
Banco do Brasil S.A.
9.000% due 06/18/2024 (f)		800	693
9.250% due 04/15/2023 (f)		1,200	1,071
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	16,900	21,193
Barclays Bank PLC
2.010% due 12/21/2020	MXN	7,500	479
7.625% due 11/21/2022 (i)		$23,000	26,967
14.000% due 06/15/2019 (f)(i)	GBP	8,530	17,056
Barclays PLC
8.000% due 12/15/2020 (f)(i)	EUR	4,700	5,642
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$100,195	103,597
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)		24,075	26,304
Credit Suisse AG
6.500% due 08/08/2023 (i)		17,400	19,911
Credit Suisse Group AG
6.250% due 12/18/2024 (f)(i)		10,000	9,855
7.500% due 12/11/2023 (f)(i)		9,900	10,655

ERB Hellas PLC
4.250% due 06/26/2018	EUR	5,050	3,477
Exeter Finance Corp.
9.750% due 05/20/2019		$21,900	21,994
Jefferies Finance LLC
7.375% due 04/01/2020 (i)		7,250	7,069
7.500% due 04/15/2021 (i)		18,061	17,497
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)		2,000	1,865
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (g)		30,558	28,824
8.500% due 08/08/2019 (g)		10,186	9,608
LBG Capital PLC
8.875% due 02/07/2020	EUR	1,900	2,301
15.000% due 12/21/2019 (i)	GBP	11,100	23,263
15.000% due 12/21/2019 (i)	EUR	8,597	13,856
Lloyds Bank PLC
12.000% due 12/16/2024 (f)(i)		$50,000	72,000
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (i)		20,000	18,068
Navient Corp.
5.625% due 08/01/2033 (i)		15,550	12,809
Novo Banco S.A.
5.000% due 05/21/2019 (i)	EUR	1,500	1,668
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (i)		$29,465	30,644
Pinnacol Assurance
8.625% due 06/25/2034 (g)		23,200	24,954
Rio Oil Finance Trust
6.250% due 07/06/2024		6,353	5,807
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019 (i)	EUR	3,600	3,465
5.717% due 06/16/2021 (i)		$1,500	1,376
6.125% due 02/07/2022 (i)		59,200	55,424
6.125% due 02/07/2022		6,800	6,366
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (d)(i)		2,500	2,534
TIG FINCO PLC
8.205% due 03/02/2020 (c)	GBP	3,318	4,726
Towergate Finance PLC
8.500% due 02/15/2018 ^		13,990	20,338
Virgin Media Secured Finance PLC
6.000% due 04/15/2021		1,800	2,813
Vnesheconombank Via VEB Finance PLC
3.035% due 02/21/2018	EUR	500	486
5.450% due 11/22/2017		$600	580
6.025% due 07/05/2022		200	171
6.902% due 07/09/2020 (i)		5,100	4,717
6.902% due 07/09/2020		700	648

			671,092

INDUSTRIALS 24.1%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		500	484
9.750% due 11/13/2019 (i)		3,865	3,739
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018 (i)		38,730	38,585
10.750% due 10/15/2019 (i)		13,895	11,463
Altice S.A.
7.250% due 05/15/2022 (i)	EUR	6,627	7,452
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (d)(i)		$12,583	12,740
Armored Autogroup, Inc.
9.250% due 11/01/2018 (i)		6,500	6,687
Boardriders S.A.
8.875% due 12/15/2017 (i)	EUR	2,700	2,722
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(i)		$28,642	23,773
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		71,967	53,975
9.000% due 02/15/2020 ^		4,518	3,365
11.250% due 06/01/2017 ^		5,000	3,650
California Resources Corp.
6.000% due 11/15/2024 (i)		31,397	27,669
Carolina Beverage Group LLC
10.625% due 08/01/2018 (i)		7,730	7,614
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (i)		27,950	24,841
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (i)		11,500	11,011
Endo Finance LLC
5.375% due 01/15/2023 (i)		1,400	1,400
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	742	1,172
6.875% due 02/15/2021 (i)		2,360	3,640

6.875% due 05/09/2025 (i)		2,210	3,357
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (i)		$8,140	5,576
GCI, Inc.
6.750% due 06/01/2021 (i)		29,823	30,289
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,400	4,817
iHeartCommunications, Inc.
9.000% due 03/01/2021 (i)		$36,570	35,153
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (i)		5,000	4,912
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		21,400	19,634
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (i)		19,230	19,615
Mongolian Mining Corp.
8.875% due 03/29/2017 (i)		1,095	772
Numericable SFR S.A.S.
4.875% due 05/15/2019 (i)		31,545	31,506
5.625% due 05/15/2024 (i)	EUR	8,600	9,780
6.000% due 05/15/2022 (i)		$3,900	3,963
OGX Austria GmbH
8.375% due 04/01/2022 ^		6,000	32
8.500% due 06/01/2018 ^		48,450	266
Perstorp Holding AB
8.750% due 05/15/2017 (i)		51,785	53,727
9.000% due 05/15/2017 (i)	EUR	4,900	5,519
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		$1,070	339
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021 (i)	EUR	1,300	1,189
5.700% due 04/05/2022 (i)		$2,100	1,890
5.739% due 04/03/2017		3,300	3,316
7.487% due 03/25/2031	GBP	100	128
Schaeffler Finance BV
4.250% due 05/15/2018 (i)	EUR	4,000	4,409
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (d)(i)		5,400	6,098
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (d)(i)		$5,250	5,506
Sequa Corp.
7.000% due 12/15/2017 (i)		17,067	13,739
Sitel LLC
11.000% due 08/01/2017 (i)		5,500	5,720
Soho House Bond Ltd.
9.125% due 10/01/2018 (i)	GBP	16,450	25,622
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)		$60,430	62,998
Spirit Issuer PLC
3.270% due 12/28/2031	GBP	1,100	1,575
5.472% due 12/28/2034		8,007	11,993
Sun Products Corp.
7.750% due 03/15/2021 (i)		$4,750	4,180
Teine Energy Ltd.
6.875% due 09/30/2022 (i)		6,200	5,673
Tembec Industries, Inc.
9.000% due 12/15/2019 (i)		14,600	14,855
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019 (i)		43,754	46,379
UCP, Inc.
8.500% due 10/21/2017		23,300	23,398
Unique Pub Finance Co. PLC
7.395% due 03/28/2024 (i)	GBP	3,700	5,694
Westmoreland Coal Co.
8.750% due 01/01/2022 (i)		$32,972	33,302
Xella Holdco Finance S.A. (9.125% Cash or 9.875% PIK)
9.125% due 09/15/2018 (d)(i)	EUR	1,000	1,124

			754,027

UTILITIES 9.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018 (i)		$4,500	4,761
8.700% due 08/07/2018		400	423
Dynegy Finance, Inc.
6.750% due 11/01/2019		535	554
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (i)		5,000	4,050
6.000% due 11/27/2023 (i)		34,400	29,843
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (i)		2,525	2,399
6.510% due 03/07/2022 (i)		700	682
6.510% due 03/07/2022		500	487
6.605% due 02/13/2018 (i)	EUR	900	1,031
7.288% due 08/16/2037 (i)		$1,388	1,363
8.625% due 04/28/2034 (i)		7,425	7,976

9.250% due 04/23/2019 (i)		3,600	3,885
Genesis Energy LP
5.625% due 06/15/2024 (i)		13,300	12,569
5.750% due 02/15/2021 (i)		1,500	1,455
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)		34,047	29,621
7.950% due 06/01/2032 (i)		31,789	27,656
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022 (i)		1,400	1,109
6.604% due 02/03/2021		600	564
Petrobras Global Finance BV
3.151% due 03/17/2020 (i)		5,000	4,325
3.250% due 04/01/2019	EUR	200	192
4.375% due 05/20/2023		$400	343
5.750% due 01/20/2020 (i)		11,125	10,370
6.250% due 12/14/2026 (i)	GBP	5,148	6,622
6.625% due 01/16/2034 (i)		1,000	1,250
7.875% due 03/15/2019 (i)		$34,521	35,332
Rosneft Finance S.A.
7.250% due 02/02/2020		100	96
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022		500	397
Sierra Hamilton LLC
12.250% due 12/15/2018 (i)		30,000	23,250
Sprint Corp.
7.125% due 06/15/2024 (i)		28,342	27,917
7.875% due 09/15/2023 (i)		32,028	32,829
VimpelCom Holdings BV
5.950% due 02/13/2023		25,000	21,750
Yellowstone Energy LP
5.750% due 12/31/2026		4,621	4,834

			299,935

Total Corporate Bonds & Notes (Cost $1,842,602)			1,725,054

MUNICIPAL BONDS & NOTES 0.7%
IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,770	1,770

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036		6,910	6,990

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		14,805	12,954

Total Municipal Bonds & Notes (Cost $21,274)			21,714

U.S. GOVERNMENT AGENCIES 0.8%
Fannie Mae
3.000% due 01/25/2042 - 01/25/2043 (a)(i)		32,402	3,457
3.500% due 08/25/2032 (a)(i)		4,330	555
5.826% due 08/25/2038 (a)(i)		2,609	411
5.976% due 02/25/2043 (a)(i)		8,674	1,708
6.466% due 12/25/2036 (a)(i)		6,968	1,355
6.476% due 04/25/2037 (a)(i)		12,738	1,627
8.695% due 10/25/2042 (i)		3,369	3,498
Freddie Mac
2.500% due 11/15/2027 (a)(i)		34,406	3,118
3.000% due 02/15/2033 (a)(i)		5,841	686
3.500% due 08/15/2042 (a)(i)		8,365	1,342
4.000% due 03/15/2027 - 09/15/2039 (a)(i)		20,234	2,618
6.026% due 09/15/2042 (a)(i)		2,916	546
6.326% due 12/15/2034 (a)(i)		4,450	471
Ginnie Mae
3.500% due 06/20/2042 (a)(i)		2,808	271
4.000% due 03/20/2042 - 09/20/2042 (a)(i)		8,165	1,283
5.944% due 08/20/2042 (a)(i)		5,278	1,008
6.074% due 12/20/2040 (a)(i)		5,123	866
6.526% due 08/16/2039 (a)(i)		6,807	939

Total U.S. Government Agencies (Cost $26,260)			25,759

MORTGAGE-BACKED SECURITIES 36.3%
Adjustable Rate Mortgage Trust
0.304% due 03/25/2036		9,163	6,352
3.145% due 03/25/2037		7,015	5,620
4.808% due 11/25/2037 ^		1,935	1,456
American Home Mortgage Assets Trust
6.250% due 06/25/2037		713	492

American Home Mortgage Investment Trust
6.100% due 01/25/2037		6,258	3,640
ASG Resecuritization Trust
6.000% due 06/28/2037		51,719	40,568
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^		284	269
6.000% due 11/25/2035 ^		1,889	1,682
6.000% due 04/25/2036		2,538	1,981
6.000% due 07/25/2046 ^		3,072	2,555
6.500% due 02/25/2036 ^		5,600	5,010
16.558% due 09/25/2035 ^		850	1,066
Banc of America Funding Trust
0.384% due 04/25/2037 ^		4,057	2,902
2.498% due 09/20/2046		6,095	5,085
2.820% due 09/20/2037		1,747	1,162
2.835% due 09/20/2047 ^		999	749
2.862% due 04/20/2035		7,232	5,353
5.822% due 08/26/2036		7,516	5,420
6.000% due 10/25/2037 ^		9,668	7,644
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^		4,242	3,587
5.750% due 05/25/2037 ^		2,754	2,129
6.000% due 10/25/2036 ^		515	441
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.353% due 07/10/2042 (i)		10,000	10,329
5.418% due 07/10/2042		3,000	3,083
BCAP LLC Trust
0.344% due 09/26/2035		5,011	4,968
0.351% due 05/26/2036		6,762	3,348
0.574% due 07/26/2036		9,518	8,209
0.671% due 05/26/2035		7,644	4,352
1.213% due 03/26/2037		4,636	3,708
4.571% due 03/27/2037		8,801	5,742
4.875% due 11/27/2035		8,631	6,792
4.896% due 07/26/2036		2,064	1,651
5.500% due 12/26/2035		15,570	10,792
7.575% due 10/26/2037		4,759	4,525
10.465% due 06/26/2037		7,724	6,858
11.130% due 11/26/2035		2,548	2,428
12.529% due 07/26/2036		887	927
Bear Stearns Adjustable Rate Mortgage Trust
2.486% due 02/25/2036 ^		2,521	2,096
Bear Stearns ALT-A Trust
0.514% due 08/25/2036		5,962	4,359
0.574% due 07/25/2036		72,936	41,533
0.674% due 01/25/2036 ^		6,396	5,011
2.354% due 03/25/2036		4,411	3,065
2.428% due 04/25/2037 (i)		11,302	8,645
2.559% due 08/25/2046		8,138	5,997
2.848% due 05/25/2036 ^		2,469	1,707
4.721% due 09/25/2035 ^		8,403	6,504
Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 ^		1,214	991
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		6,637	6,162
Celtic Residential Irish Mortgage Securitisation PLC
0.225% due 03/18/2049 (i)	EUR	10,000	10,149
Chase Mortgage Finance Trust
4.625% due 01/25/2036 (i)		$19,446	18,107
Citigroup Mortgage Loan Trust, Inc.
2.280% due 08/25/2037		7,160	5,100
2.417% due 07/25/2046 ^		1,838	1,605
2.646% due 07/25/2036 ^		5,755	3,742
2.828% due 03/25/2037 ^		5,278	4,198
5.372% due 04/25/2037 ^		1,638	1,450
5.500% due 12/25/2035		4,538	3,527
6.500% due 09/25/2036		1,879	1,392
Countrywide Alternative Loan Resecuritization Trust
2.912% due 03/25/2047		6,125	5,700
Countrywide Alternative Loan Trust
0.354% due 05/25/2036		38,412	33,012
0.366% due 03/20/2047		547	435
0.371% due 12/20/2046 (i)		69,116	52,118
0.384% due 08/25/2047 ^		3,177	2,620
0.386% due 05/20/2046 (i)		39,876	28,314
0.404% due 03/25/2036		38,007	34,346
0.476% due 11/20/2035		446	372
0.874% due 10/25/2035 ^		2,309	1,909
5.434% due 05/25/2036 (i)		15,420	13,328
5.500% due 11/25/2035		4,052	3,278
5.500% due 12/25/2035 ^(i)		15,242	14,586
5.500% due 02/25/2036 ^		3,257	3,019
5.500% due 02/25/2036		3,532	3,208
5.500% due 05/25/2036 ^(i)		3,733	3,434
5.500% due 05/25/2037		3,255	2,773
6.000% due 03/25/2035 ^		878	741

6.000% due 04/25/2036		1,182	1,029
6.000% due 01/25/2037 ^		2,573	2,390
6.000% due 02/25/2037 ^		2,097	1,670
6.000% due 02/25/2037 (i)		8,885	8,086
6.000% due 04/25/2037 ^		10,763	8,955
6.000% due 04/25/2037 (i)		15,271	13,148
6.000% due 08/25/2037		5,603	4,741
6.000% due 08/25/2037 (i)		15,235	12,892
6.250% due 12/25/2036 ^		1,148	960
6.500% due 09/25/2037 ^		5,134	4,153
19.322% due 07/25/2035		265	359
Countrywide Home Loan Mortgage Pass-Through Trust
2.044% due 03/25/2046 (i)		45,471	36,606
2.381% due 03/20/2036		9,134	9,748
6.000% due 01/25/2038 ^(i)		8,146	7,395
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		668	529
Credit Suisse Mortgage Capital Certificates
2.257% due 10/26/2036		22,851	15,900
2.360% due 12/29/2037		5,787	3,206
2.700% due 04/28/2037		7,717	5,328
5.750% due 05/26/2037		32,140	27,714
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		4,661	3,847
6.500% due 10/25/2021 ^		729	635
6.500% due 05/25/2036 ^		5,010	3,579
6.750% due 08/25/2036 ^		5,133	4,072
Debussy PLC
5.930% due 07/12/2025 (i)	GBP	55,000	80,159
8.250% due 07/12/2025		10,000	12,090
Deutsche ALT-A Securities, Inc.
0.474% due 04/25/2037		$13,854	7,785
5.500% due 12/25/2035 ^		1,456	1,220
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^		5,668	4,981
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)		43	38
0.000% due 05/25/2020 (b)		47	41
0.000% due 06/25/2020 (b)		32	30
0.000% due 03/25/2035 (b)		281	196
Freddie Mac
10.923% due 03/25/2025		7,350	7,428
Greenwich Capital Commercial Funding Corp.
5.909% due 06/10/2036		2,850	2,890
GSC Capital Corp. Mortgage Trust
0.354% due 05/25/2036 ^		5,779	4,469
GSR Mortgage Loan Trust
5.500% due 11/25/2035 ^(i)		7,297	7,161
HarborView Mortgage Loan Trust
2.542% due 06/19/2045 ^		1,850	1,212
4.449% due 06/19/2036 ^		1,418	1,005
HomeBanc Mortgage Trust
2.182% due 04/25/2037 ^		7,973	4,820
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		16,386	14,296
Impac Secured Assets Trust
0.344% due 01/25/2037 (i)		10,945	9,504
IndyMac Mortgage Loan Trust
0.354% due 02/25/2037		2,324	1,606
0.384% due 11/25/2036		436	384
2.833% due 06/25/2036		1,992	1,586
Jefferies Resecuritization Trust
6.000% due 12/26/2036		4,649	1,913
JPMorgan Alternative Loan Trust
0.672% due 06/27/2037		13,727	11,277
2.579% due 05/25/2036 ^		1,668	1,364
3.073% due 11/25/2036 ^		1,861	1,575
6.000% due 12/25/2035 ^		2,079	1,954
JPMorgan Chase Commercial Mortgage Securities Trust
5.810% due 06/12/2041 (i)		10,975	11,183
JPMorgan Resecuritization Trust
2.593% due 03/21/2037		8,899	7,383
5.883% due 04/26/2036		7,224	4,159
6.000% due 09/26/2036		3,568	2,284
Lavender Trust
6.250% due 10/26/2036		5,253	3,756
Lehman Mortgage Trust
6.000% due 01/25/2038 ^		7,848	7,795
Lehman XS Trust
1.074% due 08/25/2047		990	690
MASTR Alternative Loan Trust
0.874% due 02/25/2036		3,070	2,134
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		5,790	4,631
Merrill Lynch Mortgage Investors Trust
2.729% due 03/25/2036 ^		18,085	12,220

Morgan Stanley Capital Trust
5.762% due 06/13/2041	1,000	985
5.862% due 07/12/2044	10,000	10,154
Morgan Stanley Mortgage Loan Trust
0.344% due 05/25/2036	250	136
2.589% due 05/25/2036 ^	4,030	2,970
2.885% due 11/25/2037	3,973	3,237
5.962% due 06/25/2036	2,247	1,300
Morgan Stanley Re-REMIC Trust
0.483% due 02/26/2037	8,405	5,542
0.491% due 03/26/2037	5,235	3,842
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)	15	12
RBSSP Resecuritization Trust
2.829% due 09/26/2035	8,240	5,133
5.500% due 05/26/2036	5,161	4,294
9.687% due 06/26/2037	1,063	625
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2037	1,184	932
6.000% due 12/25/2035 ^	5,510	4,946
6.000% due 04/25/2036 ^	2,840	2,376
6.000% due 05/25/2036 ^	7,647	6,481
6.000% due 06/25/2036 ^	2,833	2,382
6.000% due 08/25/2036	5,331	4,405
6.000% due 11/25/2036 ^	6,171	4,847
6.000% due 03/25/2037 ^	5,087	4,282
6.250% due 02/25/2037 ^	8,261	6,736
6.500% due 09/25/2037 ^	2,130	1,658
Residential Asset Securitization Trust
5.500% due 09/25/2035 ^	5,654	5,136
6.000% due 02/25/2036	1,208	958
6.000% due 05/25/2036	2,062	1,882
6.000% due 02/25/2037 ^	367	287
6.000% due 03/25/2037 ^	4,417	3,170
6.250% due 10/25/2036 ^	227	190
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 03/25/2036 ^(i)	9,296	8,522
6.000% due 10/25/2036 ^	2,048	1,822
Sequoia Mortgage Trust
0.956% due 02/20/2034	1,168	1,097
1.961% due 09/20/2032	1,297	1,248
5.293% due 06/20/2037 ^(i)	23,832	21,535
Structured Adjustable Rate Mortgage Loan Trust
2.625% due 04/25/2036 ^	2,176	1,917
Structured Asset Mortgage Investments Trust
0.384% due 05/25/2046	53	40
1.594% due 02/25/2036 (i)	15,855	13,923
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^	6,107	4,788
Suntrust Adjustable Rate Mortgage Loan Trust
6.013% due 02/25/2037 ^	9,886	8,451
WaMu Mortgage Pass-Through Certificates Trust
2.192% due 07/25/2046	494	447
2.234% due 08/25/2036 ^	4,810	4,190
Washington Mutual Mortgage Pass-Through Certificates Trust
0.414% due 01/25/2047 ^	3,601	2,539
1.091% due 06/25/2046	13,549	8,339
4.677% due 09/25/2036 ^	5,098	2,912
5.750% due 11/25/2035 ^	3,037	2,788
5.967% due 05/25/2036 ^	12,086	8,552
6.221% due 07/25/2036 ^	17,816	9,914
6.449% due 07/25/2036 ^	3,066	1,706
Wells Fargo Mortgage Loan Trust
5.400% due 03/27/2037	8,513	6,082

Total Mortgage-Backed Securities (Cost $1,102,813)		1,135,279

ASSET-BACKED SECURITIES 40.3%
Aames Mortgage Investment Trust
1.161% due 07/25/2035	19,113	15,076
Accredited Mortgage Loan Trust
0.434% due 09/25/2036	2,200	1,852
0.451% due 04/25/2036	4,520	3,931
0.774% due 07/25/2035	5,453	4,329
ACE Securities Corp.
0.474% due 02/25/2036	1,300	1,156
0.794% due 02/25/2036 ^	8,102	6,661
0.824% due 07/25/2035	2,900	2,445
1.674% due 11/25/2034	1,710	1,539
Aegis Asset-Backed Securities Trust
0.604% due 12/25/2035	10,700	7,416
0.654% due 06/25/2035	3,500	2,397
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	2,669	2,854
Ameriquest Mortgage Securities Trust
0.514% due 04/25/2036	30,500	25,468

0.564% due 03/25/2036 (i)	20,042	17,148
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 09/25/2035	7,000	4,430
0.874% due 04/25/2035	21,004	17,485
0.954% due 05/25/2034	2,868	2,629
1.236% due 11/25/2034	5,526	4,533
2.121% due 09/25/2032	1,064	868
Amortizing Residential Collateral Trust
1.299% due 08/25/2032	1,115	983
Anthracite CDO Ltd.
6.000% due 05/24/2037	17,549	18,032
Argent Securities Trust
0.264% due 07/25/2036	1,541	699
0.274% due 06/25/2036	900	330
0.294% due 04/25/2036	262	109
0.324% due 06/25/2036	1,272	472
0.324% due 09/25/2036	10,754	4,350
0.364% due 03/25/2036	7,954	4,281
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.404% due 01/25/2036	4,262	3,301
0.494% due 01/25/2036 (i)	21,982	17,134
1.449% due 11/25/2034	9,031	6,795
Asset-Backed Funding Certificates Trust
0.724% due 07/25/2035	7,400	5,734
1.224% due 03/25/2034	1,872	1,493
Asset-Backed Securities Corp. Home Equity Loan Trust
0.624% due 11/25/2035	5,150	4,558
3.172% due 08/15/2033	990	912
Bear Stearns Asset-Backed Securities Trust
0.324% due 06/25/2036 (i)	7,496	7,133
1.374% due 07/25/2035	39,756	31,108
1.674% due 10/27/2032	872	801
3.974% due 10/25/2036	1,110	972
Carrington Mortgage Loan Trust
0.254% due 10/25/2036	1,474	887
0.434% due 02/25/2037	8,300	5,953
1.224% due 05/25/2035	4,400	3,180
Centex Home Equity Loan Trust
0.654% due 10/25/2035	9,213	8,122
Citigroup Mortgage Loan Trust, Inc.
0.314% due 01/25/2037	44,877	33,958
0.374% due 01/25/2037	650	609
0.374% due 05/25/2037	1,078	695
0.394% due 12/25/2036	638	370
0.584% due 10/25/2035	7,000	6,432
5.614% due 05/25/2036 ^	4,113	2,691
Countrywide Asset-Backed Certificates
0.314% due 07/25/2037 (i)	22,720	18,256
0.324% due 06/25/2047 (i)	41,911	35,370
0.334% due 05/25/2036 (i)	21,143	20,594
0.334% due 03/25/2037 (i)	23,076	21,232
0.344% due 03/25/2037 (i)	16,152	15,473
0.344% due 05/25/2037	3,395	3,036
0.394% due 05/25/2037	5,000	3,103
0.404% due 10/25/2047	9,315	8,046
0.414% due 04/25/2036	1,230	967
0.454% due 01/25/2045	7,700	5,735
0.464% due 10/25/2047	57,000	32,154
0.611% due 04/25/2036 (i)	10,000	7,866
0.624% due 03/25/2047 ^	2,798	1,983
0.924% due 03/25/2034	1,253	1,204
1.671% due 02/25/2035	4,300	3,747
5.188% due 10/25/2046 ^	394	344
Countrywide Asset-Backed Certificates Trust
0.324% due 03/25/2047	8,406	7,113
0.631% due 05/25/2036	7,400	6,170
0.804% due 08/25/2035	7,400	6,650
0.811% due 10/25/2035	7,200	6,234
0.821% due 07/25/2035	4,500	4,055
0.901% due 07/25/2035	6,900	5,828
1.071% due 04/25/2035 (i)	10,753	9,235
1.071% due 04/25/2035	3,400	2,692
1.899% due 11/25/2034	13,269	11,040
Credit-Based Asset Servicing and Securitization LLC
0.801% due 07/25/2035	3,000	2,077
Encore Credit Receivables Trust
0.864% due 07/25/2035	589	527
Fieldstone Mortgage Investment Trust
0.341% due 07/25/2036	8,415	4,872
First Franklin Mortgage Loan Trust
0.414% due 04/25/2036	6,825	4,464
0.624% due 11/25/2036	6,600	5,493
0.984% due 04/25/2035	1,800	1,703
1.074% due 01/25/2035	2,960	2,606
Fremont Home Loan Trust
0.324% due 01/25/2037	4,626	2,394

0.414% due 02/25/2037	1,919	1,093
0.664% due 07/25/2035	2,800	2,483
Gramercy Real Estate CDO Ltd.
0.816% due 07/25/2041	1,150	990
GSAA Home Equity Trust
5.058% due 05/25/2035	5,158	4,622
GSAMP Trust
0.234% due 01/25/2037	273	166
0.264% due 01/25/2037	1,506	921
0.324% due 06/25/2036 (i)	11,187	10,344
0.334% due 05/25/2046	1,366	1,237
0.374% due 11/25/2036	6,005	3,522
0.424% due 12/25/2036	6,294	3,618
0.444% due 04/25/2036	17,100	11,025
1.824% due 10/25/2034	1,068	941
2.724% due 10/25/2033	973	913
Home Equity Asset Trust
1.269% due 05/25/2035	3,800	3,116
1.374% due 07/25/2035	4,000	3,168
Home Equity Loan Trust
0.514% due 04/25/2037	8,000	5,026
HSI Asset Securitization Corp. Trust
0.284% due 12/25/2036	13,839	6,588
0.344% due 12/25/2036	19,104	9,128
0.364% due 01/25/2037 (i)	47,000	29,874
0.464% due 11/25/2035	2,364	2,209
0.564% due 11/25/2035	5,830	4,212
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.334% due 11/25/2036	7,520	4,683
0.414% due 04/25/2047	5,100	3,133
0.614% due 03/25/2036	1,504	1,034
IXIS Real Estate Capital Trust
0.594% due 02/25/2036	7,414	6,548
1.149% due 09/25/2035	5,457	3,770
JPMorgan Mortgage Acquisition Corp.
0.564% due 05/25/2035 (i)	5,000	4,050
JPMorgan Mortgage Acquisition Trust
0.321% due 07/25/2036	2,570	1,321
0.334% due 07/25/2036 ^	1,707	809
0.414% due 08/25/2036	2,947	2,407
4.512% due 11/25/2036	2,000	2,000
5.097% due 10/25/2036 (i)	18,508	14,862
Lehman XS Trust
5.190% due 05/25/2037 ^(i)	18,802	14,725
Long Beach Mortgage Loan Trust
0.824% due 09/25/2034	1,355	1,122
MASTR Asset-Backed Securities Trust
0.344% due 10/25/2036	5,291	4,538
0.354% due 02/25/2036	11,266	6,687
0.414% due 06/25/2036	4,539	2,596
0.464% due 12/25/2035	9,565	8,608
0.534% due 12/25/2035	11,886	7,552
Merrill Lynch Mortgage Investors Trust
0.364% due 04/25/2047	806	469
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 09/25/2036	4,717	2,652
0.244% due 10/25/2036	5	3
0.314% due 10/25/2036	12,437	7,852
0.324% due 06/25/2036 (i)	9,934	7,311
0.324% due 09/25/2036	9,476	5,420
0.324% due 11/25/2036	11,495	7,376
0.394% due 10/25/2036	5,994	3,829
0.464% due 01/25/2036 (i)	26,137	23,539
0.604% due 09/25/2035	6,500	5,679
0.624% due 09/25/2035	17,232	12,737
0.879% due 07/25/2035	3,400	3,204
2.124% due 05/25/2034	3,375	2,962
Morgan Stanley Home Equity Loan Trust
0.334% due 04/25/2036	3,908	2,948
0.644% due 08/25/2035	800	775
New Century Home Equity Loan Trust
3.174% due 01/25/2033	859	777
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036	5,845	2,388
Option One Mortgage Loan Trust
0.314% due 01/25/2037 (i)	14,714	8,998
0.394% due 01/25/2037	3,001	1,855
0.424% due 03/25/2037	877	510
0.504% due 04/25/2037	3,581	2,188
Option One Mortgage Loan Trust Asset-Backed Certificates
0.634% due 11/25/2035 (i)	13,200	9,817
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.664% due 08/25/2035	3,100	2,436
0.664% due 09/25/2035 (i)	10,713	8,743
0.724% due 07/25/2035	30,950	23,627
1.004% due 01/25/2036	4,427	3,969

1.054% due 01/25/2036 ^		10,978	8,168
1.299% due 10/25/2034		10,000	8,278
1.974% due 12/25/2034		9,329	7,899
Popular ABS Mortgage Pass-Through Trust
0.564% due 02/25/2036		7,000	5,845
0.864% due 06/25/2035		626	497
1.324% due 06/25/2035		683	504
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		3,301	1,818
Residential Asset Mortgage Products Trust
0.494% due 01/25/2036		14,303	10,948
0.554% due 01/25/2036		4,360	3,399
0.654% due 09/25/2035		6,494	5,643
0.894% due 02/25/2035		250	225
0.924% due 04/25/2034		6,139	5,550
1.044% due 04/25/2034		6,673	6,316
1.749% due 04/25/2034 ^		2,100	1,208
2.154% due 04/25/2034 ^		2,312	793
Residential Asset Securities Corp. Trust
0.304% due 11/25/2036 (i)		17,338	14,354
0.404% due 06/25/2036		6,000	4,467
0.414% due 09/25/2036 (i)		16,782	14,727
0.434% due 07/25/2036 (i)		17,800	13,905
0.454% due 04/25/2036		5,270	4,386
0.504% due 04/25/2036		10,500	8,401
0.514% due 05/25/2037		9,275	6,757
0.584% due 01/25/2036		3,200	2,810
1.299% due 02/25/2035		1,900	1,577
Saxon Asset Securities Trust
1.924% due 12/25/2037 (i)		63,031	56,000
Securitized Asset-Backed Receivables LLC Trust
0.314% due 07/25/2036 (i)		33,992	26,079
0.334% due 07/25/2036		3,538	1,792
0.414% due 07/25/2036		4,710	2,415
0.424% due 05/25/2036		20,874	12,189
0.444% due 03/25/2036		12,515	10,339
Soundview Home Loan Trust
0.324% due 06/25/2037		4,597	2,798
0.334% due 11/25/2036 (i)		17,724	15,124
0.354% due 02/25/2037		9,470	4,303
0.434% due 02/25/2037		4,344	2,002
0.454% due 05/25/2036 (i)		14,465	11,554
0.524% due 03/25/2036		7,933	6,513
1.124% due 10/25/2037		10,610	7,503
1.274% due 09/25/2037		2,642	1,835
Specialty Underwriting & Residential Finance Trust
0.524% due 03/25/2037		807	447
1.149% due 12/25/2035		6,300	5,620
1.974% due 05/25/2035		3,247	2,980
5.019% due 02/25/2037 ^		4,107	2,029
Structured Asset Investment Loan Trust
1.074% due 09/25/2034		1,381	1,329
Structured Asset Securities Corp. Mortgage Loan Trust
0.424% due 09/25/2036 (i)		27,300	21,806
Wachovia Mortgage Loan Trust LLC
0.864% due 10/25/2035		8,000	5,941
Wells Fargo Home Equity Asset-Backed Securities Trust
0.504% due 05/25/2036		5,000	4,014
0.634% due 12/25/2035 (i)		11,800	11,125

Total Asset-Backed Securities (Cost $1,216,070)			1,258,491

SOVEREIGN ISSUES 5.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,425	1,126
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	497,246	147,111
10.000% due 01/01/2021		28,988	8,060
10.000% due 01/01/2025		19,184	5,074
Costa Rica Government International Bond
7.000% due 04/04/2044 (i)		$4,513	4,603
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	1,900	1,358
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	347,000	1,927
4.500% due 07/03/2017		310,000	1,731
Russia Government International Bond
5.625% due 04/04/2042 (i)		$2,600	2,490

5.875% due 09/16/2043	600	587

Total Sovereign Issues (Cost $222,701)		174,067

	SHARES
PREFERRED SECURITIES 1.7%
BANKING & FINANCE 1.7%
Ally Financial, Inc.
7.000% due 04/30/2015 (f)	40,000	41,056
CoBank ACB
6.250% due 10/01/2022 (f)	30,000	3,083
GMAC Capital Trust
8.125% due 02/15/2040	331,800	8,710

Total Preferred Securities (Cost $50,818)		52,849

SHORT-TERM INSTRUMENTS 5.2%
REPURCHASE AGREEMENTS (h) 0.5%
		17,077

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 2.4%
Fannie Mae
0.105% due 06/02/2015	$16,900	16,899
Federal Home Loan Bank
0.040% due 04/24/2015	100	100
0.065% due 05/22/2015 - 06/03/2015	19,400	19,398
0.068% due 06/05/2015	2,200	2,200
0.070% due 05/21/2015	7,600	7,599
0.075% due 05/20/2015	200	200
0.077% due 05/15/2015	9,300	9,299
0.150% due 04/09/2015	1,700	1,700
Freddie Mac
0.100% due 05/21/2015	12,400	12,398
0.115% due 04/15/2015	1,000	1,000
0.130% due 05/13/2015	2,900	2,900
0.150% due 07/10/2015	800	800

		74,493

U.S. TREASURY BILLS 2.3%
0.063% due 04/09/2015 - 06/25/2015 (e)(i)(k)(m)	71,920	71,913

Total Short-Term Instruments (Cost $170,760)		163,483

Total Investments in Securities (Cost $5,067,886)		4,959,893

Total Investments 158.7% (Cost $5,067,886)		$4,959,893
Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $(6,699))		22,571
Other Assets and Liabilities, net (59.4%)		(1,857,645)

Net Assets Applicable to Common Shareholders 100.0%		$3,124,819

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†	All or a portion of this security is owned by PCILS I LLC, which is a 100% owned subsidiary of the Fund.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind bond security.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$29,829	$28,824	0.92%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	10,186	9,608	0.31%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	23,200	24,954	0.80%

				$63,215	$63,386	2.03%

Borrowings and Other Financing Transactions

(h)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	5.500%	02/20/2015	04/01/2015		$726	Quiksilver, Inc. 7.875% due 08/01/2018	$(825)	$726	$730
DBL	0.100%	02/23/2015	05/05/2015	EUR	2,363	Wind Acquisition Finance S.A. 7.000% due 04/23/2021	(3,186)	2,540	2,541
SOG	0.700%	01/16/2015	04/16/2015	GBP	13,811	LBG Capital PLC 15.000% due 12/21/2019	(16,157)	13,811	13,841

Total Repurchase Agreements							$(20,168)	$17,077	$17,112

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.000%)	02/24/2015	02/23/2017		$(4,364)	$(4,364)
	(2.000%)	04/06/2015	12/31/2015		(2,361)	(2,361)
	(2.000%)	04/07/2015	04/10/2015		371	(371)
	(1.500%)	02/03/2015	01/30/2017		(489)	(489)
	(1.500%)	03/31/2015	09/16/2016		(2,639)	(2,838)
	(1.000%)	10/15/2014	10/09/2016		(645)	(642)
	(1.000%)	11/12/2014	11/06/2016		(1,790)	(1,784)
	(0.375%)	04/01/2015	03/30/2017		(8,822)	(8,822)
	(0.350%)	02/26/2015	02/24/2017		(4,974)	(4,974)
	0.100%	01/22/2015	01/21/2017		(36,559)	(36,566)
	0.375%	04/01/2015	03/30/2017		(16,735)	(16,735)
	0.550%	01/05/2015	04/06/2015		(5,077)	(5,084)
	0.650%	03/10/2015	06/11/2015		(14,125)	(14,131)
	0.750%	02/09/2015	05/11/2015		(3,433)	(3,437)
	0.750%	02/17/2015	05/18/2015		(790)	(791)
	0.750%	03/16/2015	04/06/2015		(4,114)	(4,114)
	0.850%	03/16/2015	06/16/2015		(8,141)	(8,144)
	0.858%	02/17/2015	05/18/2015		(5,045)	(5,050)
	0.870%	03/26/2015	06/26/2015		(328)	(328)
	0.900%	02/24/2015	05/27/2015		(5,230)	(5,235)
	1.617%	03/23/2015	06/22/2015		(4,946)	(4,948)
	1.617%	03/23/2015	06/25/2015		(6,263)	(6,266)
	1.617%	03/24/2015	06/25/2015		(5,817)	(5,819)
	1.618%	03/11/2015	06/11/2015		(6,658)	(6,664)
	1.619%	03/30/2015	07/01/2015		(6,342)	(6,343)
	1.679%	12/08/2014	06/08/2015		(10,830)	(10,888)
	1.689%	12/18/2014	06/18/2015		(10,498)	(10,549)
	2.117%	03/23/2015	09/26/2016		(2,600)	(2,601)
	2.117%	03/24/2015	09/26/2016		(7,965)	(7,966)
	2.117%	03/25/2015	09/26/2016		(13,291)	(13,292)
BPG	1.514%	03/09/2015	06/10/2015		(5,302)	(5,307)
	1.518%	03/11/2015	06/12/2015		(13,588)	(13,600)
	1.630%	02/17/2015	08/17/2015		(11,683)	(11,706)
	1.771%	03/23/2015	03/22/2016		(53,250)	(53,255)
BRC	(5.500%)	02/20/2015	04/01/2015		(726)	(726)
	0.500%	01/16/2015	04/17/2015		(3,951)	(3,955)
	0.650%	02/10/2015	05/11/2015		(7,404)	(7,411)
	0.700%	02/04/2015	05/05/2015		(9,378)	(9,388)
	0.750%	01/05/2015	04/06/2015		(13,487)	(13,511)
	0.750%	01/16/2015	04/16/2015		(1,346)	(1,348)
	0.750%	01/16/2015	04/17/2015		(30,101)	(30,148)
	0.750%	01/23/2015	04/23/2015		(2,038)	(2,041)
	0.750%	02/06/2015	04/01/2015		(9,775)	(9,786)
	0.750%	02/06/2015	05/07/2015		(9,775)	(9,786)
	0.750%	02/13/2015	05/14/2015		(1,375)	(1,376)
	0.750%	03/06/2015	06/05/2015		(2,324)	(2,325)
	0.750%	04/06/2015	04/09/2015		3,483	(3,483)
	0.750%	04/09/2015	04/10/2015		2,942	(2,942)
	0.850%	03/19/2015	06/19/2015		(1,474)	(1,474)
CFR	(1.500%)	04/01/2015	04/08/2015	EUR	1,760	(1,892)
	0.250%	03/13/2015	04/13/2015		(4,491)	(4,829)
	0.450%	02/24/2015	04/07/2015		(768)	(827)
	0.450%	04/07/2015	07/01/2015		(806)	(867)
	0.750%	01/28/2015	04/28/2015		(1,208)	(1,301)
	0.850%	01/12/2015	04/07/2015		(3,089)	(3,328)
	0.850%	04/07/2015	07/01/2015		(3,315)	(3,564)
	0.900%	02/03/2015	04/30/2015	GBP	(14,861)	(22,076)
DBL	0.450%	01/16/2015	04/16/2015	EUR	(7,923)	(8,528)
	0.550%	01/27/2015	04/27/2015		(995)	(1,070)
	0.600%	02/05/2015	05/05/2015		(2,363)	(2,543)
	1.150%	01/27/2015	04/27/2015	GBP	(6,803)	(10,112)
	1.764%	02/18/2015	05/18/2015		(44,440)	(66,059)
DEU	0.800%	01/21/2015	04/21/2015		(10,129)	(10,145)
	0.800%	01/29/2015	04/29/2015		(7,038)	(7,048)
	0.800%	02/17/2015	05/18/2015		(556)	(557)
	0.800%	02/18/2015	05/19/2015		(10,079)	(10,088)
	0.800%	03/04/2015	06/04/2015		(17,638)	(17,649)
	0.800%	03/10/2015	06/11/2015		(2,346)	(2,347)
	0.800%	03/17/2015	06/17/2015		(12,514)	(12,518)
	0.800%	03/18/2015	04/29/2015		(2,701)	(2,702)
	0.800%	03/23/2015	06/23/2015		(1,387)	(1,387)
FOB	1.000%	02/24/2015	05/27/2015		(6,574)	(6,581)
JML	0.619%	04/07/2015	07/07/2015	EUR	(2,731)	(2,937)
	0.800%	01/21/2015	04/21/2015		$(5,360)	(5,368)
	0.800%	02/03/2015	05/04/2015		(4,497)	(4,503)
	0.800%	02/10/2015	05/11/2015		(3,970)	(3,974)
	0.800%	02/23/2015	05/27/2015		(8,239)	(8,246)
	0.850%	03/05/2015	06/05/2015		(8,724)	(8,730)
	0.850%	03/27/2015	06/05/2015	EUR	(585)	(629)
RBC	0.740%	03/12/2015	04/06/2015		(8,748)	(8,752)
	0.740%	04/06/2015	04/07/2015		(6,118)	(6,118)
	0.740%	04/07/2015	04/08/2015		(4,364)	(4,364)
	0.750%	10/02/2014	04/02/2015		(11,085)	(11,127)
	0.750%	02/27/2015	04/01/2015		(28,628)	(28,648)
	0.750%	03/24/2015	04/01/2015		(764)	(764)
	0.780%	11/19/2014	04/06/2015		(9,461)	(9,488)
	0.780%	11/19/2014	05/19/2015		(26,391)	(26,467)
	0.780%	11/20/2014	05/20/2015		(22,451)	(22,515)
	0.780%	11/28/2014	05/28/2015		(14,939)	(14,979)
	0.780%	12/09/2014	06/09/2015		(16,830)	(16,871)
	0.780%	04/06/2015	05/19/2015		(7,832)	(7,832)
	0.790%	12/15/2014	04/10/2015		(3,988)	(3,997)
	0.790%	12/15/2014	06/15/2015		(6,354)	(6,369)
	0.790%	12/22/2014	06/22/2015		(1,269)	(1,272)
	0.790%	04/10/2015	04/13/2015		(3,824)	(3,824)
	0.810%	01/14/2015	07/14/2015		(10,951)	(10,970)
	0.810%	02/04/2015	08/04/2015		(22,729)	(22,758)
	0.840%	02/20/2015	08/20/2015		(19,780)	(19,798)
	1.452%	02/06/2015	04/13/2015		(10,023)	(10,045)
	1.457%	03/30/2015	05/14/2015		(14,379)	(14,380)
RDR	0.420%	03/09/2015	06/09/2015		(14,143)	(14,147)
	0.420%	03/10/2015	06/11/2015		(4,032)	(4,033)
	0.470%	03/24/2015	06/24/2015		(11,585)	(11,586)
	0.710%	03/04/2015	06/04/2015		(2,900)	(2,902)
	0.770%	03/26/2015	09/28/2015		(1,919)	(1,919)
	0.810%	01/14/2015	07/14/2015		(3,838)	(3,845)
	0.810%	01/16/2015	07/16/2015		(7,194)	(7,206)
	1.320%	10/07/2014	04/07/2015		(9,918)	(9,982)
	1.320%	10/10/2014	04/10/2015		(7,025)	(7,070)
	1.320%	03/24/2015	04/07/2015		(12,143)	(12,147)
	1.320%	03/24/2015	05/21/2015		(20,489)	(20,495)
	1.330%	10/01/2014	04/01/2015		(10,445)	(10,515)
	1.330%	10/03/2014	04/06/2015		(6,508)	(6,551)
	1.330%	11/17/2014	05/18/2015		(15,598)	(15,676)
	1.330%	11/19/2014	05/19/2015		(19,609)	(19,705)
	1.330%	11/25/2014	05/26/2015		(12,412)	(12,470)
	1.330%	12/01/2014	04/10/2015		(7,793)	(7,828)
	1.330%	12/01/2014	06/01/2015		(8,466)	(8,504)
	1.330%	12/05/2014	06/05/2015		(21,582)	(21,675)
	1.340%	12/16/2014	06/16/2015		(12,168)	(12,216)
	1.360%	01/27/2015	07/27/2015		(11,645)	(11,673)
	1.360%	02/06/2015	08/06/2015		(7,290)	(7,305)
	1.360%	03/18/2015	07/20/2015		(2,823)	(2,824)
	1.390%	03/06/2015	09/08/2015		(9,045)	(9,054)
RTA	0.835%	02/20/2015	08/20/2015		(17,301)	(17,317)
	0.840%	03/23/2015	09/23/2015		(9,013)	(9,015)
	1.616%	03/24/2015	03/24/2016		(27,934)	(27,944)
	1.616%	03/25/2015	03/25/2016		(28,108)	(28,117)
	1.622%	03/23/2015	03/23/2016		(22,785)	(22,794)
	1.624%	04/01/2015	04/01/2016		(9,899)	(9,899)
	1.640%	03/20/2015	03/21/2016		(15,700)	(15,709)
RYL	0.400%	02/03/2015	05/04/2015	EUR	(3,729)	(4,012)
	0.700%	03/13/2015	04/16/2015		(6,280)	(6,755)
	0.750%	02/03/2015	05/04/2015		(3,210)	(3,456)
	0.950%	02/12/2015	05/12/2015	GBP	(7,931)	(11,780)
SAL	(1.500%)	07/31/2014	07/30/2016		$(4,177)	(4,177)
	(1.500%)	08/11/2014	08/07/2016		(964)	(964)
SOG	0.250%	01/16/2015	04/16/2015	EUR	(11,200)	(12,049)
	0.550%	03/16/2015	04/16/2015		(1,142)	(1,228)
	0.650%	01/23/2015	04/23/2015		$(19,751)	(19,775)
	0.670%	01/28/2015	04/28/2015		(605)	(606)
	0.670%	02/04/2015	05/05/2015		(6,143)	(6,149)
	0.670%	02/10/2015	04/28/2015		(5,759)	(5,764)
	0.670%	02/18/2015	05/19/2015		(4,794)	(4,798)
	0.670%	03/04/2015	05/15/2015		(8,251)	(8,255)
	0.670%	03/12/2015	05/18/2015		(11,256)	(11,260)
	0.690%	01/16/2015	04/16/2015		(8,243)	(8,255)
	0.690%	01/21/2015	04/21/2015		(17,121)	(17,144)
	0.690%	01/23/2015	04/23/2015		(7,723)	(7,733)
	0.690%	02/03/2015	04/01/2015		(2,977)	(2,980)
	0.690%	02/23/2015	04/02/2015		(9,059)	(9,065)
	0.690%	03/10/2015	05/29/2015		(5,892)	(5,894)
	0.700%	01/16/2015	04/16/2015	GBP	(13,811)	(20,487)
	0.720%	01/16/2015	04/16/2015		$(12,988)	(13,007)
	0.720%	03/04/2015	04/08/2015		(1,619)	(1,620)
	0.720%	03/10/2015	06/10/2015		(1,692)	(1,693)
	0.720%	03/16/2015	06/16/2015		(9,191)	(9,194)
	0.730%	02/18/2015	05/19/2015		(22,512)	(22,531)
	0.750%	02/12/2015	05/12/2015		(30,120)	(30,150)
	0.750%	03/10/2015	06/10/2015		(5,320)	(5,322)
	1.517%	03/11/2015	06/12/2015		(8,679)	(8,687)
	1.520%	03/17/2015	06/17/2015		(25,335)	(25,351)
	1.697%	12/19/2014	06/19/2015		(6,490)	(6,521)
UBS	0.500%	01/08/2015	04/08/2015		(12,061)	(12,075)
	0.500%	02/13/2015	05/15/2015		(11,057)	(11,064)
	0.500%	02/17/2015	05/18/2015		(1,422)	(1,423)
	0.550%	01/20/2015	07/20/2015		(4,842)	(4,847)
	0.550%	02/03/2015	04/01/2015		(6,749)	(6,755)
	0.550%	02/17/2015	05/18/2015		(2,620)	(2,622)
	0.550%	02/25/2015	05/28/2015		(626)	(626)
	0.580%	02/17/2015	05/18/2015		(1,271)	(1,272)
	0.600%	11/07/2014	05/07/2015		(403)	(404)
	0.600%	11/10/2014	05/11/2015		(1,847)	(1,851)
	0.600%	11/21/2014	05/21/2015		(5,375)	(5,387)
	0.600%	02/17/2015	05/18/2015		(2,816)	(2,818)
	0.600%	03/13/2015	04/06/2015		(2,745)	(2,746)
	0.600%	03/18/2015	05/11/2015		(891)	(891)
	0.600%	03/23/2015	04/07/2015		(3,969)	(3,969)
	0.600%	04/07/2015	05/11/2015		2,818	(2,818)
	0.620%	01/05/2015	04/06/2015		(790)	(791)
	0.620%	03/03/2015	06/04/2015		(4,087)	(4,089)
	0.650%	11/07/2014	05/07/2015		(14,224)	(14,261)
	0.650%	11/10/2014	05/11/2015		(4,942)	(4,955)
	0.650%	01/05/2015	04/06/2015		(3,638)	(3,644)
	0.650%	01/08/2015	04/08/2015		(5,079)	(5,087)
	0.650%	01/23/2015	04/23/2015	EUR	(5,115)	(5,507)
	0.650%	01/26/2015	04/27/2015		$(8,965)	(8,975)
	0.650%	02/03/2015	05/04/2015		(1,429)	(1,430)
	0.650%	03/19/2015	04/01/2015		(3,474)	(3,475)
	0.650%	03/23/2015	05/12/2015		(6,150)	(6,151)
	0.650%	04/06/2015	05/12/2015		(4,892)	(4,892)
	0.700%	11/07/2014	05/07/2015		(1,014)	(1,017)
	0.700%	11/10/2014	05/11/2015		(3,569)	(3,579)
	0.700%	11/13/2014	05/13/2015		(6,906)	(6,925)
	0.700%	11/21/2014	05/21/2015		(18,428)	(18,475)
	0.700%	01/20/2015	07/20/2015		(4,050)	(4,056)
	0.700%	01/23/2015	07/23/2015		(5,822)	(5,830)
	0.700%	02/03/2015	05/04/2015		(1,148)	(1,149)
	0.700%	02/03/2015	05/06/2015		(3,255)	(3,259)
	0.700%	02/13/2015	08/13/2015		(2,624)	(2,626)
	0.700%	02/18/2015	05/11/2015		(4,334)	(4,338)
	0.700%	02/25/2015	05/28/2015		(7,756)	(7,761)
	0.750%	04/09/2014	04/10/2015		(917)	(917)
	0.750%	11/06/2014	05/06/2015		(1,960)	(1,966)
	0.750%	11/07/2014	05/07/2015		(12,894)	(12,933)
	0.750%	11/12/2014	04/06/2015		(8,515)	(8,515)
	0.750%	11/12/2014	05/12/2015		(2,907)	(2,915)
	0.750%	11/13/2014	05/13/2015		(30,406)	(30,494)
	0.750%	11/21/2014	04/09/2015		(1,216)	(1,219)
	0.750%	11/24/2014	05/26/2015		(10,722)	(10,751)
	0.750%	01/14/2015	07/14/2015		(18,920)	(18,950)
	0.750%	01/15/2015	07/15/2015		(53,162)	(53,246)
	0.750%	01/16/2015	04/16/2015		(18,424)	(18,453)
	0.750%	01/23/2015	07/23/2015		(8,886)	(8,899)
	0.750%	02/03/2015	05/04/2015		(468)	(469)
	0.750%	02/13/2015	08/13/2015		(6,734)	(6,741)
	0.750%	03/05/2015	08/13/2015		(9,849)	(9,849)
	0.750%	03/10/2015	06/10/2015		(3,566)	(3,568)
	0.750%	04/01/2015	04/07/2015		(27,646)	(27,646)
	0.750%	04/06/2015	04/08/2015		(6,037)	(6,037)
	0.750%	04/07/2015	04/08/2015		(1,397)	(1,397)
	0.750%	04/07/2015	04/13/2015		(22,557)	(22,557)
	0.800%	01/23/2015	07/23/2015		(3,877)	(3,883)
	0.800%	03/13/2015	04/23/2015	EUR	(4,865)	(5,234)
	0.800%	03/19/2015	09/21/2015		$(9,068)	(9,071)
	0.800%	03/26/2015	09/28/2015		(8,209)	(8,210)
	0.850%	01/14/2015	07/14/2015		(3,934)	(3,941)
	0.850%	01/28/2015	07/28/2015		(21,068)	(21,099)
	0.900%	03/13/2015	04/23/2015	GBP	(1,551)	(2,302)
	0.950%	01/16/2015	04/16/2015		(3,282)	(4,878)

1.050%	01/16/2015	04/16/2015		(3,770)	(5,604)
1.250%	03/13/2015	04/23/2015		(2,948)	(4,376)
1.320%	01/07/2015	04/07/2015	EUR	(2,604)	(2,809)
1.411%	03/02/2015	06/02/2015		$(14,930)	(14,948)
1.690%	03/24/2015	01/04/2016		(21,572)	(21,580)

Total Reverse Repurchase Agreements					$(2,076,989)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $2,122,340 at a weighted average interest rate of 0.862%.

(i)	Securities with an aggregate market value of $2,344,216 and cash of $4,219 have been pledged as collateral under the terms of master agreements as of March 31, 2015.

(j)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 151,116	$12,616	$3,931	$174	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	41,000	2,980	161	46	0

				$15,596	$4,092	$220	$0

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	102,200	$11,458	$6,711	$0	$(126)
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		46,900	(9,352)	(7,680)	186	0
Pay	3-Month USD-LIBOR	2.000%	03/20/2023		$171,000	1,570	2,239	351	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		313,000	(58,170)	(30,768)	0	(329)
Pay	6-Month AUD-BBR-BBSW	3.631%	03/06/2019	AUD	150,000	6,144	6,144	335	0
Pay	6-Month AUD-BBR-BBSW	3.635%	03/06/2019		175,000	7,187	7,187	391	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		41,800	2,144	1,108	250	0

						$(39,019)	$(15,059)	$1,513	$(455)

Total Swap Agreements						$(23,423)	$(10,967)	$1,733	$(455)

(k)	Securities with an aggregate market value of $40,256 and cash of $14,650 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

(l)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2015	BRL	157,506		$58,758	$9,407	$0
	04/2015	GBP	6,933		10,387	102	0
	04/2015		$1,597	AUD	2,081	0	(12)
	04/2015		49,098	BRL	157,506	253	0
	04/2015		5,512	JPY	658,822	0	(18)
	05/2015	EUR	6,360		$7,011	169	(1)
	05/2015	JPY	658,822		5,514	18	0
	05/2015		$9,469	EUR	8,638	0	(175)
BPS	05/2015	EUR	60		$68	4	0
	05/2015		$4,343	EUR	3,875	0	(174)
CBK	04/2015	AUD	4,735		$3,665	59	0
	04/2015	CAD	1,530		1,224	16	0
	04/2015		$6,621	GBP	4,292	0	(254)
	05/2015	EUR	4,600		$5,011	62	0
	05/2015	GBP	2,648		3,931	4	0
	05/2015	MXN	6,918		468	15	0
	05/2015		$8,362	EUR	7,795	99	(74)
DUB	04/2015	GBP	7,400		$11,380	403	0
GLM	04/2015		25,803		39,157	881	0
	04/2015		$2,775	GBP	1,792	0	(117)
	05/2015	EUR	40,319		$45,600	2,221	(1)
	05/2015		$14,642	EUR	13,273	85	(446)
	07/2015	BRL	400,864		$146,167	23,945	0
HUS	04/2015		16,351		5,097	0	(26)
	04/2015		$5,613	BRL	16,351	0	(490)
	05/2015	EUR	1,402		$1,489	0	(20)
JPM	04/2015	BRL	156,834		49,463	549	(227)
	04/2015		$48,782	BRL	156,834	358	0
	04/2015		13,351	GBP	8,826	0	(259)
	05/2015	BRL	156,834		$48,376	0	(361)
MSB	04/2015	GBP	39,023		58,829	944	0
	05/2015	EUR	3,186		3,608	180	0
	07/2015	BRL	7,771		2,829	459	0
RBC	04/2015		$37,451	GBP	25,226	0	(31)
	05/2015	GBP	25,226		$37,443	32	0
SCX	05/2015	EUR	2,134		2,426	130	0
UAG	04/2015	JPY	658,822		5,514	21	0
	05/2015	EUR	102		116	6	0

Total Forward Foreign Currency Contracts						$40,422	$(2,686)

Swap Agreements:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%		$10,000	$(876)	$(648)	$0	$(1,524)

	Russia Government International Bond	1.000%	06/20/2024	4.130%		2,300	(223)	(270)	0	(493)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		1,000	(102)	(117)	0	(219)
BPS	Petrobras International Finance Co.	1.000%	03/20/2019	6.234%		20,000	(1,735)	(1,758)	0	(3,493)
BRC	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	5,700	(277)	(662)	0	(939)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		$1,700	(105)	(88)	0	(193)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		4,900	(574)	(476)	0	(1,050)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		1,000	(83)	(135)	0	(218)
CBK	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%		15,000	(1,276)	(1,011)	0	(2,287)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		7,900	(489)	(408)	0	(897)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		3,900	(434)	(401)	0	(835)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		2,600	(226)	(341)	0	(567)
GST	Petrobras International Finance Co.	1.000%	03/20/2019	6.234%		15,000	(1,294)	(1,325)	0	(2,619)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		3,300	(204)	(171)	0	(375)
	Russia Government International Bond	1.000%	03/20/2020	4.083%		300	(56)	16	0	(40)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		200	(27)	0	0	(27)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		400	(45)	(40)	0	(85)
HUS	Russia Government International Bond	1.000%	09/20/2024	4.130%		593	(81)	(48)	0	(129)
JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%		15,000	(1,295)	(992)	0	(2,287)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		700	(64)	(86)	0	(150)
MYC	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%		10,000	(875)	(649)	0	(1,524)

							$(10,341)	$(9,610)	$0	$(19,951)

Credit Default Swaps on Credit Indices - Sell Protection (1)

							Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$12,287	$(2,652)	$231	$0	$(2,421)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized (Depreciation)	Asset	Liability
MYC	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	218,000	$129	$(2,061)	$0	$(1,932)

Total Return Swaps on Convertible Securities

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	7,904	Not Applicable, Fully Funded	04/11/2015	$3,302	$3,302	$304	$3,606	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	6,853	Not Applicable, Fully Funded	04/11/2015	2,863	2,863	1,392	4,255	0

							$6,165	$1,696	$7,861	$0

Total Swap Agreements							$(6,699)	$(9,744)	$7,861	$(24,304)

(m)	Securities with an aggregate market value of $22,618 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$367,312	$35,885	$403,197
Corporate Bonds & Notes
Banking & Finance	0	482,115	188,977	671,092
Industrials	0	730,629	23,398	754,027
Utilities	0	295,101	4,834	299,935
Municipal Bonds & Notes
Iowa	0	1,770	0	1,770
New Jersey	0	0	6,990	6,990
West Virginia	0	12,954	0	12,954
U.S. Government Agencies	0	25,759	0	25,759
Mortgage-Backed Securities	0	1,128,421	6,858	1,135,279
Asset-Backed Securities	0	1,255,637	2,854	1,258,491
Sovereign Issues	0	174,067	0	174,067
Preferred Securities
Banking & Finance	8,710	44,139	0	52,849
Short-Term Instruments
Repurchase Agreements	0	17,077	0	17,077
Short-Term Notes	0	74,493	0	74,493
U.S. Treasury Bills	0	71,913	0	71,913

Total Investments	$8,710	$4,681,387	$269,796	$4,959,893

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,733	0	1,733
Over the counter	0	40,422	7,861	48,283
	$0	$42,155	$7,861	$50,016

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(455)	0	(455)
Over the counter	0	(26,990)	0	(26,990)

	$0	$(27,445)	$0	$(27,445)

Totals	$8,710	$4,696,097	$277,657	$4,982,464

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$33,325	$25,950	$(11,300)	$121	$(59)	$(709)	$9,850	$(21,293)	$35,885	$(1,604)
Corporate Bonds & Notes
Banking & Finance	87,749	0	0	51	0	(1,941)	103,597	(479)	188,977	(1,896)
Industrials	86,156	1,025	0	70	0	(1,391)	0	(62,462)	23,398	128
Utilities	4,333	0	0	0	0	501	0	0	4,834	500
Municipal Bonds & Notes
New Jersey	7,049	0	(35)	(1)	0	(23)	0	0	6,990	(23)
Mortgage-Backed Securities	6,685	104	0	7	0	62	0	0	6,858	62
Asset-Backed Securities	3,302	0	(476)	(1)	(4)	33	0	0	2,854	52

	$228,599	$27,079	$(11,811)	$247	$(63)	$(3,468)	$113,447	$(84,234)	$269,796	$(2,781)
Financial Derivative Instruments - Assets
Over the counter	$8,238	$0	$0	$0	$0	$(377)	$0	$0	$7,861	$(378)

Totals	$236,837	$27,079	$(11,811)	$247	$(63)	$(3,845)	$113,447	$(84,234)	$277,657	$(3,159)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$35,885	Third Party Vendor	Broker Quote	77.50 - 98.50
Corporate Bonds & Notes
Banking & Finance	188,977	Benchmark Pricing	Base Price	100.00 - 102.75
Industrials	23,398	Benchmark Pricing	Base Price	100.00
Utilities	4,834	Benchmark Pricing	Base Price	104.61
Municipal Bonds & Notes
New Jersey	6,990	Benchmark Pricing	Base Price	101.18
Mortgage-Backed Securities	6,858	Benchmark Pricing	Base Price	91.14
Asset-Backed Securities	2,854	Benchmark Pricing	Base Price	106.00
Financial Derivative Instruments - Assets
Over the counter	7,861	Indicative Market Quotation	Broker Quote	109.19 - 148.61

Total	$277,657

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PCILS I LLC, (the “Subsidiary”), a Delaware limited liability company was formed as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Dynamic Credit Income Fund in order to effect certain investments for the PIMCO Dynamic Credit Income Fund consistent with the PIMCO Dynamic Credit Income Fund’s investment objectives and policies in effect from time to time. The PIMCO Dynamic Credit Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PIMCO Dynamic Credit Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the PIMCO Dynamic Credit Income Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in PIMCO Dynamic Credit Income Fund’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of the period end of the Subsidiary to the PIMCO Dynamic Credit Income Fund (amounts in thousands).

Date of Formation	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
03/07/2013	3,124,819	21,739	0.7%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair market value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask questions on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 5,068,025	$ 125,146	$ (233,278)	$ (108,132)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Credit Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President, Principal Executive Officer

Date: May 28, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer,
Principal Financial & Accounting Officer

Date: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow,
President, Principal Executive Officer

Date: May 28, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer,
Principal Financial & Accounting Officer

Date: May 28, 2015